                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                  FORM 8-KA-1

                                CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 4, 1997 (March 21, 1997)
                                                  -----------------------------


                       DIAGNOSTIC HEALTH SERVICES, INC.


Delaware                             0-21758                          22-2960048
--------                             -------                          ----------
(State or other                 (Commission File                   (IRS Employer
jurisdiction of                      Number)                          ID Number)
incorporation)


            2777 Stemmons Freeway, Suite 1525, Dallas, Texas 75207
        -------------------------------------------------------------
                   (Address of principal executive offices)


                                (214) 634-0403
        -------------------------------------------------------------
             (Registrant's telephone number, including area code)


        -------------------------------------------------------------
        (Former name or former address, if changed since last report.)



          This first amendment to the Company's report on Form 8-K, originally dated April 4, 1997, is being filed for the purposes of providing and including
(a) the required special-purpose statements of Diagnostic Imaging Services, Inc. related to the assets acquired and liabilities assumed, (b) the combined pro forma financial information, and (c) the consent of Simonton, Kutac & Barnidge, L.L.P., independent public accountants.

          Consistent with the foregoing, only Item 7 of the report on Form 8-K is being amended, and the financial statements, pro forma financial information and accountants' consent are attached hereto.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
--------------------------------------------------------------------------

(a)  Special-purpose financial statements of Diagnostic Health Services, Inc.

     1. Statements of assets acquired and liabilities assumed from Diagnostic Imaging Services, Inc. as of December 31, 1996 and 1995.

     2. Statements of operations related to assets acquired and liabilities assumed from Diagnostic Imaging Services, Inc. for the years ended December 31, 1996 and 1995.

     3. Statements of cash flows related to assets acquired and liabilities assumed from Diagnostic Imaging Services, Inc. for the years ended December 31, 1996 and 1995.

(b)  Pro forma financial information.

(c)  The following Exhibits are filed as part of this Form 8-KA-1:

     1. Consent of Simonton, Kutac & Barnidge, L.L.P.

                                  ITEM 7 (a)

                    SPECIAL PURPOSE FINANCIAL STATEMENTS OF
                       DIAGNOSTIC IMAGING SERVICES, INC.

                         INDEPENDENT AUDITOR'S REPORT
                         ----------------------------


To the Board of Directors
of Diagnostic Health Services, Inc.

We have audited the accompanying special-purpose statements of assets acquired and liabilities assumed by Diagnostic Health Services, Inc. ("the Company") from Diagnostic Imaging Services, Inc. ("DIS") as of December 31, 1996, and the related special-purpose statements of operations and cash flows for the years ended December 31, 1996 and 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying special-purpose financial statements were prepared for the purpose of presenting the assets acquired and liabilities assumed pursuant to an asset purchase agreement dated March 1, 1997 (consummated March 21, 1997), between the Company and DIS as discussed in Note 1, and are not intended to be a presentation of financial position, results of operations, and cash flows of the Company in accordance with generally accepted accounting principles.

In our opinion, the special-purpose financial statements referred to above present fairly, in all material respects, the assets acquired and liabilities assumed from DIS as of December 31, 1996, and the statements of operations and cash flows for the years ended December 31, 1996 and 1995 on the basis of accounting described in Note 2.

/s/ Simonton, Kutac & Barnidge, L.L.P.

Simonton, Kutac & Barnidge, L.L.P.
Houston, Texas

June 16, 1997

               DIAGNOSTIC HEALTH SERVICES, INC. AND SUBSIDIARIES
               -------------------------------------------------

             STATEMENTS OF ASSETS ACQUIRED AND LIABILITIES ASSUMED
             -----------------------------------------------------
                    FROM DIAGNOSTIC IMAGING SERVICES, INC.
                    --------------------------------------


                      ASSETS
                      ------

                                                      December 31,  December 31,
                                                         1996          1995
                                                      -----------   -----------
Current Assets:
  Accounts receivable:
    Trade, net of allowance for doubtful
     accounts of $0, respectively                     $   112,350   $  110,000
                                                      -----------   ----------

    Total Current Assets                                  112,350      110,000
                                                      -----------   ----------

Property & Equipment:
  Office furniture and equipment                           48,058       48,058
  Machinery and service equipment                       3,156,511    2,941,301
  Less: Accumulated depreciation and amortization      (1,212,245)    (918,231)
                                                      -----------   ----------

    Total Property & Equipment                          1,992,324    2,071,128
                                                      -----------   ----------

    Total Assets                                      $ 2,104,674   $2,181,128
                                                      ===========   ==========

                            LIABILITIES & NET ASSETS
                            ------------------------

Current Liabilities:
  Current capital lease obligations                   $   396,804   $  297,135
                                                      -----------   ----------

    Total Current Liabilities                             396,804      297,135
                                                      -----------   ----------

Long-term capital lease obligations                     1,209,956    1,606,760
                                                      -----------   ----------

    Total Liabilities                                   1,606,760    1,903,895
                                                      -----------   ----------

    Net Assets                                            497,914      277,233
                                                      -----------   ----------

    Total Liabilities and Net Assets                  $ 2,104,674   $2,181,128
                                                      ===========   ==========


  The accompanying notes are an integral part of these financial statements.

               DIAGNOSTIC HEALTH SERVICES, INC. AND SUBSIDIARIES
               -------------------------------------------------

  STATEMENTS OF OPERATIONS RELATED TO ASSETS ACQUIRED AND LIABILITIES ASSUMED
  ---------------------------------------------------------------------------
                     FROM DIAGNOSTIC IMAGING SERVICES, INC.
                     --------------------------------------


                                     For the       For the
                                    Year Ended    Year Ended
                                   December 31,  December 31,
                                       1996          1995
                                   ------------  ------------

Gross revenues                       $3,767,465    $4,231,842
                                     ----------    ----------

Expenses:
  General & administrative               30,624        19,531
  Salaries & employee benefits        1,864,567     2,074,961
  Legal & professional                   67,264        14,538
  Rent & utilities                       95,973        96,921
  Taxes & insurance                     154,098       170,941
  Technical operating expenses          382,877       209,863
  Depreciation and amortization         294,015       423,186
                                     ----------    ----------

    Total operating expenses          2,889,418     3,009,941
                                     ----------    ----------

Income from operations                  878,047     1,221,901
                                     ----------    ----------

Other expense:
  Other expense                         133,792       121,277
  Interest expense                       98,431        68,250
                                     ----------    ----------

    Total other expense                 232,223       189,527
                                     ----------    ----------

Income before taxes                     645,824     1,032,374

Income tax expense                      219,580       351,007
                                     ----------    ----------

Net income                           $  426,244    $  681,367
                                     ==========    ==========

  The accompanying notes are an integral part of these financial statements.

               DIAGNOSTIC HEALTH SERVICES, INC. AND SUBSIDIARIES
               -------------------------------------------------

   STATEMENTS OF CASH FLOWS RELATED TO ASSETS ACQUIRED AND LIABILITIES ASSUMED
   ---------------------------------------------------------------------------
                     FROM DIAGNOSTIC IMAGING SERVICES, INC.
                     --------------------------------------


                                                   For the        For the
                                                 Year Ended     Year Ended
                                                December 31,   December 31,
                                                    1996           1995
                                                -------------  -------------

Cash Flows from Operations:
  Net income                                       $ 426,244      $ 681,367

Adjustments to Reconcile Net Income to
  Net Cash Provided by Operations:
    Depreciation and amortization                    294,015        423,186
    Increase in accounts receivable                   (2,350)        (9,991)
    Decrease in accounts payable                    (205,564)      (124,107)
                                                   ---------      ---------
     Net Cash Provided by Operations                 512,345        970,455
                                                   ---------      ---------

Cash Flows from Investing Activities:
  Cash payments for the purchase of property         (55,612)      (617,828)
                                                   ---------      ---------
     Net Cash Used by
       Investing Activities                          (55,612)      (617,828)
                                                   ---------      ---------

Cash Flows from Financing Activities:
  Payments on capital lease obligations             (456,733)      (352,627)
                                                   ---------      ---------
     Net Cash Used in Financing Activities          (456,733)      (352,627)
                                                   ---------      ---------

Net increase (decrease) in cash                           --             --

Cash, beginning of year                                   --             --
                                                   ---------      ---------

Cash, end of year                                  $      --      $      --
                                                   =========      =========

  The accompanying notes are an integral part of these financial statements.

               DIAGNOSTIC HEALTH SERVICES, INC. AND SUBSIDIARIES
               -------------------------------------------------


NOTE 1 - BUSINESS AND ASSET ACQUISITION FROM DIAGNOSTIC IMAGING SERVICES, INC.
------------------------------------------------------------------------------
("DIS")
-------

Effective March 1, 1997, the Company through its SoCal Diagnostic Services, Inc. subsidiary, purchased substantially all of the operating assets of the ultrasound division of Diagnostic Imaging Services, Inc. ("DIS"). The acquired business includes a mobile/fixed ultrasound business servicing clients in San Diego, Orange and Los Angeles Counties of California. The purchase price paid was $6,519,475 (subject to post-closing adjustment), which was paid entirely in cash. In addition, SoCal assumed capital lease obligations, financing agreements and other commitments related to the fixed assets purchased in the aggregate principal amount of $1,519,261.

NOTE 2 - BASIS OF PRESENTATION
------------------------------

The special-purpose financial statements included herein do not include all information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles.

In the opinion of management, the special-purpose financial statements include all necessary adjustments for the fair presentation of the statements of assets acquired and liabilities assumed and the related statements of operations and cash flows for the periods noted therein.

The statements of operations for all periods presented reflect allocations of a proportionate share of general and administrative expenses incurred by DIS. Management believes that the allocation methods are reasonable and that allocated costs and expenses approximate what such amounts would be if DIS was operated on a stand-alone basis.

NOTE 3 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
---------------------------------------------------

Equipment --- Equipment is carried at cost. Depreciation is calculated on a straight-line basis over the estimated useful life of the asset or over the lease term, if shorter. Lease terms are generally five to seven years for equipment and furniture.

NOTE 4 - LEASES
---------------

The Company, as lessee, has entered into and/or assumed various non-cancelable leases for machinery, service equipment, and vehicles. The following assets, subject to capital leases, are included in the balance sheet under the corresponding asset categories at December 31, 1996.

               DIAGNOSTIC HEALTH SERVICES, INC. AND SUBSIDIARIES
               -------------------------------------------------


NOTE 4 - LEASES (CONTINUED)
---------------------------

Future minimum lease payments under non-cancelable leases at December 31, 1996 are as follows:

           For the Years Ending                Capital
               December 31,                    Leases
          ----------------------             -----------

                   1997                      $  521,476
                   1998                         515,976
                   1999                         488,476
                   2000                         447,770
                                             ----------

  Total minimum lease payments                1,973,698

    Less: amount representing interest         (366,938)
                                             ----------

  Present value of minimum lease payments     1,606,760
                                             ----------

    Less: current portion                      (396,804)
                                             ----------

 Long-term capital lease obligation          $1,209,956
                                             ==========

Rent expense during the years ended December 31, 1996 and 1995, for all operating leases was $58,699 and $68,864, respectively, and is included in operating expenses.

               DIAGNOSTIC HEALTH SERVICES, INC. AND SUBSIDIARIES
               -------------------------------------------------


                      PRO-FORMA BALANCE SHEET (UNAUDITED)
                      -----------------------------------

                               DECEMBER 31, 1996
                               -----------------


                                     ASSETS
                                     ------

                                     Diagnostic    Diagnostic
                                       Health       Imaging      Pro-Forma     Pro-Forma
                                      Services      Services    Adjustments     Combined
                                    ------------  ------------  ------------  ------------

Current Assets:
 Cash and cash equivalents          $   229,547   $        --   $        --   $   229,547
 Short-term investments               5,000,000            --    (2,019,475)    2,980,525
 Accounts receivable, net            11,458,590       112,350            --    11,570,940
 Contracts receivable-current         1,317,146            --            --     1,317,146
 Prepaid expenses                     1,359,596            --            --     1,359,596
 Deferred tax asset                      57,876            --            --        57,876
                                    -----------   -----------   -----------   -----------

   Total Current Assets              19,422,755       112,350    (2,019,475)   17,515,630
                                    -----------   -----------   -----------   -----------

Fixed Assets:
 Property and equipment              21,274,620     3,204,569    (1,212,245)   23,266,944
 Less:  accumulated depreciation     (5,425,437)   (1,212,245)    1,212,245    (5,425,437)
                                    -----------   -----------   -----------   -----------

   Total Fixed Assets                15,849,183     1,992,324            --    17,841,507
                                    -----------   -----------   -----------   -----------

Other Assets:
 Deposits and other                     958,391            --            --       958,391
 Deferred acquisition costs             164,199            --            --       164,199
 Contracts receivable                 1,739,587            --            --     1,739,587
 Goodwill                            15,022,858            --     6,021,561    21,044,419
 Non-compete agreements               1,586,818            --     1,000,000     2,586,818
Less:  accumulated amortization      (1,423,418)           --            --    (1,423,418)
                                    -----------   -----------   -----------   -----------

   Total Other Assets                18,048,435            --     7,021,561    25,069,996
                                    -----------   -----------   -----------   -----------

Total Assets                        $53,320,373   $ 2,104,674   $ 5,002,086   $60,427,133
                                    ===========   ===========   ===========   ===========

  The accompanying notes are an integral part of these financial statements.

               DIAGNOSTIC HEALTH SERVICES, INC. AND SUBSIDIARIES
               -------------------------------------------------

                 PRO-FORMA BALANCE SHEET (UNAUDITED), CONTINUED
                 ----------------------------------------------

                               DECEMBER 31, 1996
                               -----------------

                      LIABILITIES AND STOCKHOLDERS' EQUITY
                      ------------------------------------

                                                Diagnostic   Diagnostic
                                                  Health      Imaging     Pro-Forma     Pro-Forma
                                                 Services     Services   Adjustments     Combined
                                               ------------  ----------  ------------  ------------
Current Liabilities:
 Accounts payable                              $ 1,957,758   $       --   $       --   $ 1,957,758
 Accrued expenses                                1,534,551           --           --     1,534,551
 Current portion of long-term debt               1,991,824           --    1,100,000     3,091,824
 Current lease obligations                       2,154,035      396,804           --     2,550,839
 Notes payable                                   1,572,000           --           --     1,572,000
 Other current liabilities                         195,000           --           --       195,000
                                               -----------   ----------   ----------   -----------
   Total Current Liabilities                     9,405,168      396,804    1,100,000    10,901,972

Long-term debt                                   7,081,745           --    4,400,000    11,481,745
Long-term lease obligations                      4,865,190    1,209,956           --     6,075,146
Other liabilities                                  933,872           --           --       933,872
Deferred tax liability                           1,057,779           --           --     1,057,779
                                               -----------   ----------   ----------   -----------
   Total Liabilities                            23,343,754    1,606,760    5,500,000    30,450,514
                                               -----------   ----------   ----------   -----------

Stockholders' equity:
 Preferred stock, $0.001 par value,
   authorized 3,000,000 shares;
   issued and outstanding 648,986 shares;
   $4.5 million liquidation preference                 649           --           --           649
 Common stock, $.001 par value,
   authorized 15,000,000 shares;
   issued 8,400,762 shares; outstanding
   8,167,503 shares                                  8,401           --           --         8,401
 Intercompany due to parent                             --      497,914     (497,914)           --
 Additional paid-in-capital                     27,617,425           --           --    27,617,425
 Retained earnings                               2,567,195           --           --     2,567,195
 Foreign currency translation adjustment            (5,900)          --           --        (5,900)
 Stockholder receivable                           (103,500)          --           --      (103,500)
 Treasury stock (at cost)                         (107,651)          --           --      (107,651)
                                               -----------   ----------   ----------   -----------
   Total Stockholders' Equity                   29,976,619      497,914     (497,914)   29,976,619
                                               -----------   ----------   ----------   -----------

Total Liabilities and  Stockholders' Equity    $53,320,373   $2,104,674   $5,002,086   $60,427,133
                                               ===========   ==========   ==========   ===========

  The accompanying notes are an integral part of these financial statements.

               DIAGNOSTIC HEALTH SERVICES, INC. AND SUBSIDIARIES
               -------------------------------------------------

                 PRO-FORMA STATEMENT OF OPERATIONS (UNAUDITED)
                 ---------------------------------------------

                      FOR THE YEAR ENDED DECEMBER 31, 1996
                      ------------------------------------


                                     Diagnostic    Diagnostic
                                       Health       Imaging      Pro-Forma    Pro-Forma
                                      Services      Services    Adjustments   Combined
                                    -----------    ----------   -----------  -----------
Gross Revenues                      $24,171,286    $3,767,465   $        --  $27,938,751
                                    -----------    ----------   -----------  -----------

Expenses:
 General & administrative             1,385,305        30,624            --    1,415,929
 Salaries & employee benefits        11,898,905     1,864,567            --   13,763,472
 Legal & professional                   177,756        67,264            --      245,020
 Rent & utilities                       389,533        95,973            --      485,506
 Taxes & insurance                      420,375       154,098            --      574,473
 Technical operating expenses         3,158,037       382,877            --    3,540,914
 Provision for doubtful accounts         40,970            --            --       40,970
 Depreciation and amortization        2,796,865       294,015            --    3,090,880
                                    -----------    ----------   -----------  -----------

   Total operating expenses          20,267,746     2,889,418            --   23,157,164
                                    -----------    ----------   -----------  -----------

Income from operations                3,903,540       878,047            --    4,781,587

Other income (expense):
 Other income (expense)                 486,704      (133,792)           --      352,912
 Interest expense                      (869,601)      (98,431)           --     (968,032)
                                    -----------    ----------   -----------  -----------

   Total other income (expense)        (382,897)     (232,223)           --     (615,120)
                                    -----------    ----------   -----------  -----------

Income before income tax expense      3,520,643       645,824            --    4,166,467

Income tax expense                    1,061,560       219,580            --    1,281,140
                                    -----------    ----------   -----------  -----------

Net income                          $ 2,459,083    $  426,244   $        --  $ 2,885,327
                                    ===========    ==========   ===========  ===========

Earnings per share:
 Primary                            $      0.32    $     0.06   $      0.00  $      0.38
                                    ===========    ==========   ===========  ===========
 Fully diluted                      $      0.31    $     0.06   $      0.00  $      0.36
                                    ===========    ==========   ===========  ===========

Weighted average common shares:
 Primary                              7,738,414     7,738,414     7,738,414    7,738,414
                                    ===========    ==========   ===========  ===========
 Fully diluted                        8,133,401     8,133,401     8,133,401    8,133,401
                                    ===========    ==========   ===========  ===========


  The accompanying notes are an integral part of these financial statements.

               DIAGNOSTIC HEALTH SERVICES, INC. AND SUBSIDIARIES
               -------------------------------------------------

                    NOTES TO PRO-FORMA FINANCIAL STATEMENTS
                    ---------------------------------------


NOTE 1 - BASIS OF PRESENTATION
------------------------------

Effective March 1, 1997, the Company through its SoCal Diagnostic Services, Inc. subsidiary, purchased substantially all of the operating assets of the ultrasound division of Diagnostic Imaging Services, Inc. ("DIS"). The acquired business includes a mobile/fixed ultrasound business servicing clients in San Diego, Orange and Los Angeles Counties of California. The purchase price paid was $6,519,475 (subject to post-closing adjustment), which was paid entirely in cash. In addition, SoCal assumed capital lease obligations, financing agreements and other commitments related to the fixed assets purchased in the aggregate principal amount of $1,519,261.

The pro-forma financial statements included herein do not include all information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles.

In the opinion of management, the pro-forma financial statements include all necessary adjustments for the fair presentation of the balance sheets and the related statements of operations for the periods noted therein.

The balance sheet shows pro-forma adjustments to reflect the borrowing of $5,500,000 senior bank debt, from the Company's acquisition credit facility ("Credit Facility") with Texas Commerce Bank, which was required to complete the purchase transaction. Borrowings under the Credit Facility are secured by substantially all of the assets of the Company (including the capital stock of the Company's subsidiaries) and bear interest at one of two variable rates selected by the Company based upon (i) the reserve adjusted LIBOR rate plus a margin ranging from 1.75% to 2.5%, or (ii) the greater of the Bank's prime rate or the federal funds rate plus 0.50%, plus a margin ranging from 0.25% to 1.00%.

The statements of operations for the period presented reflect no adjustments. Management believes that the amounts presented are reasonable and approximate what such amounts would be on a combined basis.

               DIAGNOSTIC HEALTH SERVICES, INC. AND SUBSIDIARIES
               -------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                        DIAGNOSTIC HEALTH SERVICES, INC.
                                                (Registrant)



Dated:  June 20, 1997             By:  /s/ BRAD A. HUMMEL
                                     ----------------------------------------
                                          Brad A. Hummel, President and
                                             Chief Operating Officer